Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

On May 13, 2022, the Company entered into an agreement to acquire Aesthetic Enhancements Unlimited (“AEU”), a patient service facility specializing in minimally and non-invasive cosmetic services including fat reduction, body sculpting, wrinkle reduction, hair removal, IV hydration, and feminine rejuvenation. The purchase price includes $325,000 cash, 792,394 shares of Company common stock, and the assumption of up to $75,000 in liabilities. AEU will be incorporated into the Company’s Health Services segment. Closing is expected to be completed the week of May 16, 2022.

NOTE 22 – SUBSEQUENT EVENTS

On March 16, 2022, the Company received a 6-month deferment of principal and interest payments on its $450,000 SBA loans. Installment payments are now scheduled to begin in December 2022.